Intangible Assets, Net (Details) - Schedule of Estimated Future Amortization Expense	Sep. 30, 2023 USD ($)
Schedule of Estimated Future Amortization Expense [Abstract]
2024	$ 380,000
2025	380,000
2026	380,000
2027	380,000
2028	158,333
Total	$ 1,678,333